                                     PROXY

                           THE NEW YORK TIMES COMPANY                    CLASS A
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                THE COMPANY FOR ANNUAL MEETING ON APRIL 27, 2000

The undersigned hereby constitutes and appoints Arthur Sulzberger, Jr., Laura J. Corwin and Solomon B. Watson IV, and each of them, as proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of THE new york times company to be held at 10:00 A.M., local time, at the Ford Center for the Performing Arts, 214 West 43rd Street, New York, New York 10036, on Thursday, April 27, 2000, or at any adjournments thereof, and to vote on all matters coming before said meeting including the proposals indicated on the reverse side hereof.

Election of Class A Directors. Nominees:

01. Brenda C. Barnes    02. Robert A. Lawrence  03. Charles H. Price II
04. Henry B. Schacht    05. Donald M. Stewart

                               Change of Address

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(If you have written in the above space, please mark the corresponding box on the reverse side of this card)

This proxy is solicited on behalf of the Board of Directors for the Annual Meeting on April 27, 2000.
Your signature on the proxy is your acknowledgment of receipt of the Notice of Meeting and Proxy Statement, both dated March , 2000.
The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or at any adjournment thereof.
You are encouraged to specify your choices by marking the appropriate boxes-SEE REVERSE SIDE-but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. Your shares cannot be voted unless you sign and return this card.
                                                                ----------------
                                                                SEE REVERSE SIDE
                                                                ----------------

--------------------------------------------------------------------------------
  ^ FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY CARD BY MAIL ^


                           THE NEW YORK TIMES COMPANY

                         Annual Meeting of Stockholders

                           April 27, 2000 10:00 A.M.
                      Ford Center for the Performing Arts
                              214 West 43rd Street
                            New York, New York 10036

|X| Please mark your
    votes as in this
    example.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF CLASS A DIRECTORS AND FOR PROPOSALS 2, 3, 4, 5, 6, 7 AND 8.

1. Election of Class A Directors (see reverse)

                       FOR                         WITHHELD
                       |_|                           |_|

For, except vote withheld from the following nominee(s)

_______________________________________________________

2. Approval of amendments to the Company's 1991 Executive Stock Incentive Plan and 1991 Executive Cash Bonus Plan to extend the terms and increase the maximum payout potential for any annual or long-term performance awards

                       FOR         AGAINST         ABSTAIN
                       |_|           |_|             |_|

3. Approval of an amendment to the Company's 1991 Executive Stock Incentive Plan to authorize an additional 20,000,000 shares of Class A common stock for stock options

                       FOR         AGAINST         ABSTAIN
                       |_|           |_|             |_|

4. Reapproval of the material terms of the performance goals used for annual and long-term performance awards under the Company's 1991 Executive Stock Incentive Plan and 1991 Executive Cash Bonus Plan

                       FOR         AGAINST         ABSTAIN
                       |_|           |_|             |_|

5. Approval of an amendment to the Company's Non-Employee Directors' Stock Option Plan to extend the term

                       FOR         AGAINST         ABSTAIN
                       |_|           |_|             |_|

6. Ratification of Deloitte & Touche LLP as auditors

                       FOR         AGAINST         ABSTAIN
                       |_|           |_|             |_|

7. Approval of an amendment and restatement of the Company's certificate of incorporation to permit the issuance of tracking stock

                       FOR         AGAINST         ABSTAIN
                       |_|           |_|             |_|

8. Adoption of TCD Stock Option Plan

                       FOR         AGAINST         ABSTAIN
                       |_|           |_|             |_|

                                                                CHANGE OF
                                                                ADDRESS ON
Signature(s) ____________________________________ Date ________ REVERSE SIDE |_|
Note: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as attorney, executor administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------
  ^ FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY CARD BY MAIL ^


                           THE NEW YORK TIMES COMPANY

Dear Stockholder:

The New York Times Company encourages you to take advantage of new and convenient ways by which you can vote your shares. You can vote your shares electronically through the Internet or by telephone. This eliminates the need to return your proxy card.

To vote your shares electronically, you must use the control number printed in the box above, just below the perforation. The series of numbers that appear in the box above must be used to access the system.

1. To vote over the Internet:
   o Log on to the Internet and go to the web site http://www.eproxyvote.com/nyt

2. To vote by telephone:
   o On a touch-tone telephone, call 1-877-PRX-VOTE (1-877-779-8683) 24 hours a day, 7 days a week.

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

IF YOU CHOOSE TO VOTE YOUR SHARES ELECTRONICALLY, THERE IS NO NEED TO MAIL BACK YOUR PROXY CARD.

                 YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

                                     PROXY

                           THE NEW YORK TIMES COMPANY                    CLASS B
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                THE COMPANY FOR ANNUAL MEETING ON APRIL 27, 2000

The undersigned hereby constitutes and appoints Arthur Sulzberger, Jr., Laura J. Corwin and Solomon B. Watson IV, and each of them, as proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of THE new york times company to be held at 10:00 A.M., local time, at the Ford Center for the Performing Arts, 214 West 43rd Street, New York, New York 10036, on Thursday, April 27, 2000, or at any adjournments thereof, and to vote on all matters coming before said meeting including the proposals indicated on the reverse side hereof.

Election of Class B Directors. Nominees:

01. John F. Akers           02. Raul E. Cesan       03. Jacqueline H. Dryfoos
04. Richard L. Gelb         05. Michael Golden      06. Russell T. Lewis
07. David E. Liddle         08. Ellen R. Marram     09. Arthur Ochs Sulzberger
10. Arthur Sulzberger, Jr.

                               Change of Address

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(If you have written in the above space, please mark the corresponding box on the reverse side of this card)

This proxy is solicited on behalf of the Board of Directors for the Annual Meeting on April 27, 2000.
Your signature on the proxy is your acknowledgment of receipt of the Notice of Meeting and Proxy Statement, both dated March __, 2000.
The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or at any adjournment thereof.
You are encouraged to specify your choices by marking the appropriate boxes-SEE REVERSE SIDE-but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. Your shares cannot be voted unless you sign and return this card.
                                                                ----------------
                                                                SEE REVERSE SIDE
                                                                ----------------

--------------------------------------------------------------------------------
  ^ FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY CARD BY MAIL ^


                           THE NEW YORK TIMES COMPANY

                         Annual Meeting of Stockholders

                           April 27, 2000 10:00 A.M.
                      Ford Center for the Performing Arts
                              214 West 43rd Street
                            New York, New York 10036

|X| Please mark your
    votes as in this
    example.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF CLASS B DIRECTORS AND FOR PROPOSALS 2, 3, 4, 5, 6, 7 AND 8.

1. Election of Class B Directors (see reverse)

                       FOR                         WITHHELD
                       |_|                           |_|

For, except vote withheld from the following nominee(s)

_______________________________________________________

2. Approval of amendments to the Company's 1991 Executive Stock Incentive Plan and 1991 Executive Cash Bonus Plan to extend the terms and increase the maximum payout potential for any annual or long-term performance awards

                       FOR         AGAINST         ABSTAIN
                       |_|           |_|             |_|

3. Approval of an amendment to the Company's 1991 Executive Stock Incentive Plan to authorize an additional 20,000,000 shares of Class A common stock for stock options

                       FOR         AGAINST         ABSTAIN
                       |_|           |_|             |_|

4. Reapproval of the material terms of the performance goals used for annual and long-term performance awards under the Company's 1991 Executive Stock Incentive Plan and 1991 Executive Cash Bonus Plan

                       FOR         AGAINST         ABSTAIN
                       |_|           |_|             |_|

5. Approval of an amendment to the Company's Non-Employee Directors' Stock Option Plan to extend the term

                       FOR         AGAINST         ABSTAIN
                       |_|           |_|             |_|

6. Ratification of Deloitte & Touche LLP as auditors

                       FOR         AGAINST         ABSTAIN
                       |_|           |_|             |_|

7. Approval of an amendment and restatement of the Company's certificate of incorporation to permit the issuance of tracking stock

                       FOR         AGAINST         ABSTAIN
                       |_|           |_|             |_|

8. Adoption of TCD Stock Option Plan

                       FOR         AGAINST         ABSTAIN
                       |_|           |_|             |_|

                                                                CHANGE OF
                                                                ADDRESS ON
Signature(s) ____________________________________ Date ________ REVERSE SIDE |_|
Note: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as attorney, executor administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------
  ^ FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY CARD BY MAIL ^


                           THE NEW YORK TIMES COMPANY

Dear Stockholder:

The New York Times Company encourages you to take advantage of new and convenient ways by which you can vote your shares. You can vote your shares electronically through the Internet or by telephone. This eliminates the need to return your proxy card.

To vote your shares electronically, you must use the control number printed in the box above, just below the perforation. The series of numbers that appear in the box above must be used to access the system.

1. To vote over the Internet:
   o Log on to the Internet and go to the web site http://www.eproxyvote.com/nyt1

2. To vote by telephone:
   o On a touch-tone telephone, call 1-877-PRX-VOTE (1-877-779-8683) 24 hours a day, 7 days a week.

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

IF YOU CHOOSE TO VOTE YOUR SHARES ELECTRONICALLY, THERE IS NO NEED TO MAIL BACK YOUR PROXY CARD.

                 YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.